Oman	12 Months Ended
Dec. 31, 2012
Text Block [Abstract]
Oman

Note 16 – Oman

In 2009, we signed an EPSA with Oman for Block 64 EPSA. We have an 80 percent working interest and our partner, Oman Oil Company, has a 20 percent carried interest in Block 64 EPSA during the initial period. Block 64 EPSA was a block designated for exploration and production of non-associated gas and condensate, which the Oman Ministry of Oil and Gas carved out of the Block 6 Concession operated by Petroleum Development of Oman (“PDO”). PDO has continued to produce oil from several shallow oil fields within Block 64 EPSA area.

All work commitments for the First Phase exploration period on Block 64 EPSA have been completed. Operational activities during 2012 include post well evaluation and review of geological and geophysical data obtained from the drilling of the MFS-1and AGN-1 wells. On March 12, 2013, we elected to not request an extension of the First Phase or enter the Second Phase of Block 64 EPSA and Block 64 will be relinquished effective June 30, 2013. The carrying value of Block 64 EPSA of $6.4 million was written off to impairment expense at December 31, 2012. During the first half of 2013, we terminated operations and the field office was closed on May 31, 2013. We have no continuing involvement in Oman. As discussed in Note 5 – Dispositions, results for Oman have been reflected in discontinued operations.

Block 64 EPSA represented $5.3 million of unproved oil and gas properties on our December 31, 2011 balance sheet.